                                                                   Exhibit 10.12

                                FOURTH AMENDMENT
                                       TO
           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT



         THIS FOURTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Amendment") made and entered into as of the 26th day of November, 2003, by and between DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention:
Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First and Bank One collectively, the "Original Banks") (the Original Banks, Fifth Third and National City Bank collectively, the "Banks" and individually, a "Bank").

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Pledge and Security Agreement dated as of October 31, 2002 (the "Original Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended, referred to hereafter as the "Loan Agreement") to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Eighth Amended and Restated Guaranty Agreement dated October 31, 2002 (the "Eighth Guaranty").

         Pursuant to that certain First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003 (the "First Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Ninth Amended and Restated Guaranty Agreement dated March 31, 2003 (the "Ninth Guaranty").

         Pursuant to that certain Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003 (the "Second Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks and National City Bank as security for all of Pledgor's obligations under the Tenth Amended and Restated Guaranty Agreement dated May 28, 2003 (the "Tenth Guaranty").

         Pursuant to that certain Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003 (the "Third Amendment" and the Original Pledge Agreement, the First Amendment, the Second Amendment and the Third Amendment collectively referred to herein as the "Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Eleventh Amended and Restated Guaranty Agreement dated June 30, 2003 (the "Eleventh Guaranty").

         Pledgor is entering into a Twelfth Amended and Restated Guaranty Agreement of even date herewith (the "Twelfth Guaranty"), which Twelfth Guaranty replaces the Eleventh Guaranty.

         The Pledgor and the Banks now desire to modify certain terms of the Pledge Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Pledgor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Pledgor in the Loan Agreement, as amended, in the Pledge Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Pledgor, as set forth in the Pledge Agreement, as amended, the Security Agreement, as amended, the Loan Agreement, as amended, or in any other Loan Document executed by the Borrower, in connection with the Loan.

                  (d) The Pledgor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. Section 2(a) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing under or pursuant to that certain Twelfth Amended and Restated Guaranty Agreement (the "Guaranty Agreement") dated as of November 26, 2003, pursuant to which Pledgor has guaranteed the indebtednesses of Direct General Financial Services, Inc., a Tennessee corporation ("Borrower"), to FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, Fifth Third, National City Bank and Bank One, which indebtednesses are evidenced by (i) Borrower's promissory note dated as of November 26, 2003, to FTBNA in the maximum principal amount of Forty Million Dollars ($40,000,000.00);
         (ii) Borrower's promissory note dated as of November 26, 2003, to Hibernia in the maximum principal amount of Twenty Million Dollars ($20,000,000.00), (iii) Borrower's promissory note dated as of November 26, 2003, to U.S. Bank in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (iv) Borrower's promissory note dated as of November 27, 2003, to Regions in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00); (v) Borrower's promissory note dated as of November 26, 2003, to Carolina First in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vi) Borrower's promissory note dated as of November 26, 2003, to National City Bank in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vii) Borrower's promissory note dated as of November 26, 2003, to Fifth Third in the maximum principal amount of Ten Million Dollars ($10,000,000.00); and (viii) Borrower's promissory note dated as of November 26, 2003, to Bank One in the maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00) [the eight (8) promissory notes herein described being collectively referred to as the "Notes," and FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, National City Bank, Fifth Third and Bank One being collectively referred to as the "Banks"]; and

         4. Section 2(b) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement dated October 21, 2002, as amended by that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003, as amended by that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003, as amended by that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement dated on or about July 17, 2003, and as amended by that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement dated as of November 26, 2003 (as amended, the "Loan Agreement"), among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

         5. All terms and provisions of the Pledge Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Pledge Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         6. All references in all Loan Documents (including, but not limited to, the Pledge Agreement, the Security Agreement, and the Loan Agreement) to the "Pledge Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Pledge Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
 FOURTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Pledgor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                   PLEDGOR:

                                   DIRECT GENERAL CORPORATION,
                                   a Tennessee corporation

                                   By:  /s/ Barry D. Elkins
                                      -----------------------------------------
                                   Title:  SVP & CFO
                                         --------------------------------------



                                   BANKS:

                                   FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                   By:  /s/ Sam Jenkins
                                      -----------------------------------------
                                   Title:  SVP
                                         --------------------------------------

                                   HIBERNIA NATIONAL BANK

                                   By:  /s/ Janet Olson Rack
                                      -----------------------------------------
                                   Title:  Senior Vice President
                                         --------------------------------------

                                   U. S. BANK NATIONAL ASSOCIATION

                                   By:  /s/ Russell S. Rogers
                                      -----------------------------------------
                                   Title:  Vice President
                                         --------------------------------------

                                   CAROLINA FIRST BANK

                                   By:  /s/ Charles Chamberlin
                                      -----------------------------------------
                                   Title:  Executive Vice President
                                         --------------------------------------

                           [SIGNATURE PAGE CONTINUED]

                                    BANK ONE, NA
                                    (MAIN OFFICE - CHICAGO, ILLINOIS)

                                    By:  /s/ Robert D. Bond
                                       ----------------------------------------
                                    Title:  First Vice President
                                          -------------------------------------

                                    REGIONS BANK

                                    By:  /s/ Sam Prudhomme
                                       ----------------------------------------
                                    Title:  Assistant Vice President
                                          -------------------------------------

                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:  /s/ Kevin C. Anderson
                                       ----------------------------------------
                                    Title:  SVP
                                          -------------------------------------

                                    FIFTH THIRD BANK

                                    By:  /s/ David Hicks
                                       ----------------------------------------
                                    Title:  VP
                                          -------------------------------------



                                    AGENT:

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By:  /s/ Sam Jenkins
                                       ----------------------------------------
                                    Title:  SVP
                                          -------------------------------------




                                      S-2